FRONTEGRA FUNDS, INC.

Frontegra New Star International Equity Fund

SUPPLEMENT TO PROSPECTUS

dated October 31, 2006

Effectively immediately, the fourth sentence of the fifth paragraph under “Fund Management” is restated as follows:

Under the subadvisory agreement, New Star is compensated by Frontegra for its investment advisory services at the annual rate of 60% of the net advisory fee received by Frontegra, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed above.

This supplement should be retained with your Prospectus for future reference.

The date of this Supplement to the Prospectus is November 28, 2006.

FRONTEGRA FUNDS, INC.

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

dated October 31, 2006

Effectively immediately, the second sentence of the sixth paragraph under “Investment Adviser” is restated as follows:

Under the subadvisory agreement as amended, New Star is compensated by Frontegra for its investment advisory services at the annual rate of 60% of the net advisory fee received by Frontegra, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed below subject to a minimum of 0.33% of the Fund’s average daily net assets.

This supplement should be retained with your records for future reference.

The date of this Supplement is November 28, 2006.

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